 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2017

Angie’s List, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35339	27-2440197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 E. Washington Street Indianapolis, IN 46202
(Address of principal executive offices, including zip code)

(888) 888-5478
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

On September 28, 2017, Angie’s List, Inc., a Delaware corporation (“Angie’s List”), issued a press release announcing the results of the elections made by Angie’s List stockholders regarding the form of consideration they wish to receive in connection with the proposed acquisition of Angie’s List by ANGI Homeservices Inc. (f/k/a Halo TopCo, Inc.), a Delaware corporation (“ANGI Homeservices”) and direct wholly owned subsidiary of IAC/InterActiveCorp, a Delaware corporation (“IAC”) by way of the merger of Casa Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of ANGI Homeservices (“Merger Sub”), with and into Angie’s List, pursuant to the terms of the Agreement and Plan of Merger, dated as of May 1, 2017, as amended as of August 26, 2017, by and among Angie’s List, IAC, ANGI Homeservices, and Merger Sub.

The foregoing description is qualified in its entirety by reference to the press release, which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release, dated September 28, 2017, issued by Angie’s List, Inc.

Cautionary Statement Regarding Forward-Looking Information

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as “anticipates,” “estimates,” “expects,” “plans” and “believes,” among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: Angie’s List’s and/or ANGI Homeservices’ future financial performance, Angie’s List’s and/or ANGI Homeservices’ business prospects, strategy and anticipated trends in the industries in which Angie’s List’s and/or ANGI Homeservices’ businesses operate, or will operate, and other similar matters. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements.

In addition to factors previously disclosed in Angie’s List’s and IAC’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance: (1) the occurrence of any event, change or other circumstances that could give rise to right of one or both of the parties to terminate the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against Angie’s List, IAC, ANGI Homeservices or Merger Sub; (3) the failure to obtain the necessary stockholder approval or to satisfy any of the other conditions to the proposed transactions on a timely basis or at all; (4) the possibility that the anticipated benefits of the proposed transactions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of Angie’s List and the HomeAdvisor business or as a result of changes in the economy and competitive factors in the areas where Angie’s List and the HomeAdvisor business do business; (5) the possibility that the proposed transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (6) diversion of management’s attention from ongoing business operations and opportunities; (7) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transactions; (8) changes in asset quality and credit risk; (9) the potential liability for a failure to meet regulatory requirements; (10) potential changes to tax legislation; (11) the potential effect of the announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with employees, customers and competitors; (12) the ability to retain key personnel; and (13) changes in local, national and international financial market, insurance rates and interest rates. Forward looking statements speak only as of the date they are made and Angie’s List, IAC and ANGI Homeservices do not intend, and undertake no obligation, to update any forward-looking statement.

Important Additional Information

Investors and security holders are urged to carefully review and consider each of Angie’s List’s, IAC’s and ANGI Homeservices’ public filings with the SEC, including but not limited to, if applicable, their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by Angie’s List with the SEC may be obtained free of charge at Angie’s List’s website at http://www.investor.angieslist.com or at the SEC’s website at https://www.sec.gov. These documents may also be obtained free of charge from Angie’s List by requesting them in writing to Investor Relations, Angie’s List, Inc., 1030 East Washington Street, Indianapolis, Indiana 46202, or by telephone at 1-888-888-5478. The documents filed by IAC and ANGI Homeservices with the SEC may be obtained free of charge at IAC’s website at http://www.iac.com or at the SEC’s website at https://www.sec.gov. These documents may also be obtained free of charge from IAC by requesting them in writing to IAC Investor Relations, 555 West 18th Street, New York, NY 10011, or by telephone at 1-212-314-7400.

In connection with the proposed transaction, ANGI Homeservices has filed a registration statement on Form S-4 with the SEC (File No. 333-219064) that includes a proxy statement of Angie’s List and prospectus of ANGI Homeservices, and each party has filed and will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Angie’s List are urged to carefully read the entire registration statement and proxy statement/prospectus as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they will contain important information about the proposed transaction. The registration statement on Form S-4 was declared effective by the SEC on August 30, 2017. The definitive proxy statement/prospectus was mailed on or about August 30, 2017 to stockholders of Angie’s List as of August 25, 2017, the record date. Investors and security holders are able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from Angie’s List or IAC as described in the paragraphs above.

Participants in the Solicitation

Angie’s List, IAC, ANGI Homeservices and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Angie’s List’s stockholders in connection with the proposed transactions. Information about the directors and executive officers of Angie’s List is set forth in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 28, 2017, its annual report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 21, 2017, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of IAC is set forth in the definitive proxy statement for IAC’s 2017 annual meeting of stockholders, as previously filed with the SEC on May 1, 2017. Angie’s List stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus. Free copies of these documents may be obtained as described in the paragraphs above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 28, 2017

ANGIE’S LIST, INC.
/s/ SHANNON M. SHAW
By: Shannon M. Shaw
Its: Chief Legal Officer & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release, dated September 28, 2017, issued by Angie’s List, Inc.